Exhibit 4.1

MICROVISION, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR STATEMENTS RELATING TO RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS, IF ANY

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARES, OF

MICROVISION, INC.

Transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. The shares represented by this certificate are subject to the terms and provisions of the Certificate of Incorporation and By-Laws of the Corporation as from time to time amended or restated. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS, the facsimile seal and the facsimile signatures of the duly authorized officers of the Corporation.

/s/ WALTER J. LACK CHAIRMAN	[SEAL]	/s/ THOMAS M. WALKER SECRETARY

        The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights.

        The follow abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

  TEN COM—as tenants in common
  TEN ENT—as tenants by the entireties
  JT TEN—as joint tenants with rights of survivorship and not as tenants in common.

UNIF GIFT MIN ACT—		Custodian
	(Cust)		(Minor)
under the Uniform Gifts to Minors Act
(State)
UNIF TRF MIN ACT—		Custodian until age
(Cust)
under Uniform Transfers to Minors Act
(Minor)
(State)

Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED,                        hereby sell, assign and transfer

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

	NOTICE	THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By

THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.